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                                                                    EXHIBIT 99.1

Slide 1:

Colorado MEDtech, Inc.

OneSource OutSource(TM)

Twenty-four years of innovation

Graphic: Photographs of Colorado MEDtech, Inc. designed, developed, manufactured or proprietary products

Graphic: Medical Design Excellence Awards 2001 Sponsor logo, Nasdaq logo and Colorado MEDtech's trading symbol, Medical Design Excellence Awards Supplier to a 2001 Winner logo

On slides 2 - 18, the following graphic elements appear:
Photographs of Colorado MEDtech, Inc. designed, developed, manufactured or proprietary products in the upper right hand corner of each page; and Twenty-four years of innovation at the bottom center of each page.

Slide 2:

Safe Harbor Statement


The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "expects", "intends," "may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations, the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent and other factors as are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The




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Company disclaims any intention or obligation to update publicly or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Slide 3:

Colorado MEDtech, Inc.

Colorado MEDtech (CMED), founded in 1977, is a leading, full-service OneSource OutSource(TM) provider of advanced, complex medical outsourcing services and medical imaging components, products and services.

o        One-stop service

o        Faster time to market

o        Innovative technical solutions

o        Integrated development and manufacturing

Graphic: Clock face with photographs of Colorado MEDtech, Inc. designed, developed, manufactured or proprietary products

Slide 4:

Our Mission and Vision

Mission

To be the world leader in high quality, advanced medical outsourcing services and medical imaging components and accessories.

Vision

We aspire to become our customers' competitive advantage and their first choice as the OneSource OutSource(TM) partner.

Slide 5:

Outsource Market

$110.5B Medical Device Market growing 8% per year

$130B Electronics Mfg. Services Market growing 25% - 28% per year

Graphic: Photographs of Colorado MEDtech, Inc. designed, developed, manufactured or proprietary products arranged to show intersection of medical device market and electronics manufacturing services market



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$4.5B Medical Device Outsourcing Market

In addition: $14B Medical IT Market

Worldwide estimates for 2001
Sources: Frost & Sullivan, Robert W. Baird & Co., Inc.

Slide 6:

A Closer Look:

CMED's Targeted Portion of the Outsourcing Market:

-        Ultra-High Tech & Value Added

-        Low-Value Build-to-Print

Graphic: Photographs of Colorado MEDtech, Inc. designed, developed, manufactured or proprietary products arranged to show intersection of medical device market and electronics manufacturing service market

CMED is strongly positioned in the advanced medical technology market.

Slide 7:

Who Are Our Customers?

We work in close cooperation with major medical device, biotech, and medical imaging companies.

Abbott Laboratories
Affymetrix
Applied Biosystems
Bausch & Lomb
Baxter
Bayer
Becton Dickinson
Boston Scientific
Carter Wallace
Dade International
Dupont
Eli Lilly
GE Medical Systems
Gene Logic
Hitachi Medical Corp.


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Instrumentation Labs
Johnson & Johnson
Mallinckrodt/Nellcor/Tyco
Medtronic
Ohmeda
Pharmacia
Philips
Physio-Control
St. Jude Medical
Siemens
SpaceLabs Medical
Stryker
Target Therapeutics
Trek Diagnostics
Valleylab/Tyco
Xanthon

and many more. . .

Graphic: Photograph of a Link-iT(TM) reference design module transmitting clinical data from a device

Slide 8

Our Organizational Structure

Colorado MEDtech, Inc.

         Medical Outsourcing Services

                      RELA

                             Design, develop and manufacture medical
                                     products software development embedded
                                     software V & V medical device connectivity

                      Medical Imaging Products and Services

                            IPS                         CIVCO
                  Imaging system design,          Design, develop,
                  develop and manufacture         manufacture and
                  power amplifiers                distribute
                  design and develop              accessories for ultrasound
                  custom software systems         imaging equipment

Slide 9:


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Our Business

Graphic: Pie chart showing the relative contributions of Colorado MEDtech's business areas: products, outsourcing services and components, with photographs of devices or products illustrating the business areas

Slide 10:

FY2001 Objectives and Challenges

Priorities and issues targeted:

         o        Strengthening our management team

         o        Improving quality systems and infrastructure

         o        Integrating/restructuring our business operations

         o        Expanding our business

Challenges encountered:

         o        An unsolicited acquisition proposal

         o An FDA warning letter regarding Longmont, Colorado facility Class III medical device manufacturing

         o An unexpected cancellation of Hitachi Medical Corporation manufacturing program

Slide 11:

Accomplishments

In spite of these new challenges in FY2001,

         o Revenues increased 4% over FY2000, $77.2 million compared to $74.0 million

         o Booked orders increased 29% over FY2000, $85 million compared to $65 million

         o Backlog increased 28% over FY2000, $37 million compared to $29 million

We also accomplished:

         August 2000

         o Initiated a restructuring program with appointment of new executive management and officers.

Slide 12:

Accomplishments

         January 2001


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         o        Completed the acquisition of certain assets of the ultrasound supplies group of ATL Ultrasound. The imaging supplies, such as print media, transmission gels, covers and drapes, will complement CIVCO's ultrasound accessories business.

         February 2001

         o Appointed Anthony J. (Tony) Dimun, former Executive Vice President and Chief Financial Officer of Vital Signs, Inc., to Board of Directors.

         March 2001

         o Announced a multi-year manufacturing program with Xanthon, Inc. to manufacture its Xanthon Xpression Analysis Instrument(TM) following successful completion of the development of the instrument.

Slide 13:

Accomplishments

         April 2001

         o Announced further actions in our restructuring plan with the elimination of redundant manufacturing functions and inefficient or non-strategic contract manufacturing accounts. The reduction is expected to result in annual savings of up to approximately $2 million.

         May 2001

         o Completed the sale of our CMED Catheter and Disposables Technology, Inc. subsidiary for $1.3 million cash.

                  The sale is part of our strategy to focus on our core business.

         o Announced another competency: medical device connectivity Connectivity permits access to clinical data via the internet, enables instrument monitoring for service and maintenance, and allows a device to interface with a variety of hospital and laboratory information systems.

Slide 14:

Accomplishments

         July 2001

         o Signed agreements worth approximately $13.8 million to supply power subsystems to a leading manufacturer of diagnostic medical equipment.



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         September 2001

         o Allied with Red-M(TM), a leading supplier of advanced Bluetooth(TM) networking product solutions. The collaboration is intended to enable Colorado MEDtech to offer its customers Bluetooth enabled medical devices and instruments that can wirelessly transmit data to information systems.

Slide 15:

Financial

Results for the year ended June 30, 2001

o        Revenue $77.2 million

o Gross margin $20.8 million (27%), $23.9 million (31%) prior to one-time charges

o        Net loss $2.7 million, $1.4 million prior to one-time charges

o        Net cash flow used in operating activities - $3.3 million

o        Bookings increased to $85 million, up 29% over prior year

Results for the three months ended June 30, 2001

o        Revenue $20.5 million

o Gross margin $2.9 million (14%), $6.0 million (29%) prior to one-time charges

o        Net loss $1.7 million, $804,000 prior to one-time charges

o        Net cash flow used in operating activities - $1.9 million

Slide 16

Financial

Balance sheet as of June 30, 2001

Assets

o        Cash and investments $9.8 million

o        Accounts receivable $13.5 million

o        Inventory $11.7 million

o        Total current assets $40.0 million

o        Total assets $51.4 million

Liabilities

o        Current liabilities $16.0 million

o        Current ratio 2.5 to 1

o        Equity $35.3 million



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Slide 17

Our Strategies FY2002

o Become our customers' partner as their OneSource OutSource(TM) for design, development and manufacturing

o        Provide world-class medical device connectivity to our customers

o        Expand our imaging component and accessories product portfolio

o Pursue strategic alliances, joint ventures and acquisitions to complement our skills and enhance our service to our customers

Slide 18

Conclusion: Achieving Our Vision

o        Revenues increased year over year by 4%

o        Booked orders increased 29% over last year

o        Backlog increased 28% over last year

o Our management team and employees are dedicated, talented and industry experienced

o        Passed external independent quality systems audit

o        Strong balance sheet

o        Colorado MEDtech makes a difference


We at CMED are dedicated to achieving long-term profitable growth and to building value for our customers and shareholders.